Exhibit 10.3

Execution Version

SECOND LIEN FORBEARANCE AGREEMENT

THIS SECOND LIEN FORBEARANCE AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made as of February 13, 2008 and entered into by and among Prospect Medical Holdings, Inc. (“Holdings”) and Prospect Medical Group, Inc. (“Prospect” and, collectively with Holdings, the “Borrowers” and each, individually, a “Borrower”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Second Lien Administrative Agent”), and the lenders party hereto (collectively, the “Second Lien Lenders”).

RECITALS

WHEREAS, the Borrowers, the Second Lien Lenders and the Second Lien Administrative Agent have entered into that certain Second Lien Credit Agreement dated as of August 8, 2007 (as amended, restated, supplemented or otherwise modified, the “Second Lien Credit Agreement”), pursuant to which the Second Lien Lenders have agreed to make the Term Loan (such term, together with each other capitalized term used in this Agreement but not defined in this Agreement, shall be defined in accordance with the Second Lien Credit Agreement) and other extensions of credit, all upon the terms and conditions set forth in the Second Lien Credit Agreement;

WHEREAS, the Second Lien Administrative Agent, inter alia, is a party to the Intercreditor Agreement;

WHEREAS, as of the date hereof, certain Defaults and Events of Default exist under the Second Lien Credit Agreement and, as a result of such Defaults and Events of Default, the Second Lien Lenders and the Second Lien Administrative Agent have the right, among other things and subject to the terms and conditions of the Intercreditor Agreement, to exercise any and all remedies available to the Second Lien Lenders under the Second Lien Credit Agreement;

WHEREAS, the Borrowers have requested that the Second Lien Lenders and the Second Lien Administrative Agent forbear from exercising such rights for a limited period of time; and

WHEREAS, the Second Lien Lenders and the Second Lien Administrative Agent are willing to forbear from exercising such rights for a limited period of time on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

ARTICLE I

FORBEARANCE

Section 1.1.                                   Outstanding Indebtedness.  Each Borrower acknowledges and confirms (a) that Exhibit A hereto sets forth, as of the date hereof, the aggregate principal amount of the outstanding Term Loans, and (b) that such amount is not subject to any defense, counterclaim, recoupment or offset of any kind.

Section 1.2.                                   Existing Defaults.  Each Borrower acknowledges that the Borrowers have failed to comply with the provisions of the Second Lien Credit Agreement as set forth under the heading “January 28th Events of Defaults” on Exhibit B hereto (collectively, the “January 28 Events of Default”).  Each Borrower further acknowledges (and has so advised the Second Lien Administrative Agent) that it anticipates that it may fail during the Forbearance Period (as defined herein) to comply with the provisions of the Second Lien Credit Agreement as set forth under the heading “Anticipated Events of Default” on Exhibit B hereto (collectively, the “Anticipated Events of Default” and together with the January 28 Events of Default, the “Existing Events of Default”).

Section 1.3.                                   Continuing Defaults.  With respect to each of the Existing Events of Default, each Borrower acknowledges that (a) such Existing Event of Default is continuing and has not been waived by virtue of any previous actions (or failure to act) by the Second Lien Administrative Agent or the Second Lien Lenders through any course of conduct or course of dealing or otherwise, (b) as a result of the existence of such Existing Event of Default, the Second Lien Lenders and the Second Lien Administrative Agent, pursuant to Section 8.02 of the Second Lien Credit Agreement and the other Loan Documents and subject to the Intercreditor Agreement, have the right to, among other things, accelerate the maturity of the Term Loan and all of the other Obligations.

Section 1.4.            Forbearance and Forbearance Period.

(a)                                  The Second Lien Lenders and the Second Lien Administrative Agent, by executing this Agreement and upon the satisfaction of the conditions set forth in Article II hereof, hereby agree to forbear from exercising their rights and remedies that exist by virtue of the Existing Events of Default for the period from January 28, 2008 through and including March 31, 2008 (the “Forbearance Period”) subject to the continuing satisfaction during the Forbearance Period of each of the following conditions:

(i)                                     after giving effect to the terms of this Agreement, other than the Existing Events of Default, no other Default or Event of Default shall exist under the Second Lien Credit Agreement or any Loan Document;

(ii)                                  during the Forbearance Period, other than the Existing Events of Default, no other Default or Event of Default shall occur or arise under the Second Lien Credit Agreement or any Loan Document and no default or event of default shall occur or arise under this Agreement;

(iii)                               neither the First Lien Administrative Agent nor the First Lien Lenders shall exercise or seek to exercise any of their respective rights or remedies under the First Lien Loan Documents or take or seek to take any action that violates or is inconsistent with the terms of the Intercreditor Agreement or is inconsistent with the terms of the forbearance agreement described in Section 3.1(c) hereof;

(iv)                              the first lien forbearance agreement as described in Section 3.1(c) hereof shall not have expired by its terms and the “Forbearance Period” set forth therein shall not have terminated; and

(v)                                 the Borrowers shall be in compliance with their obligations under the Fee Letter (as defined in Section 3.1(d) hereof).

(b)                                 Unless the Forbearance Period has been previously terminated in accordance with the terms hereof, so long as the Second Lien Lenders and the Second Lien Administrative Agent shall have received the Required Reporting Package (as defined below) as soon as available and in any event no later than March 31, 2008, the Forbearance Period shall be automatically extended until April 10, 2008 (such date, the “Extended Forbearance Period Termination Date”).

“Required Reporting Package” shall mean the following, in each case in form and substance satisfactory to the Second Lien Lenders and the Second Lien Administrative Agent:

(i)                                     a final draft of Holdings’ and its Subsidiaries audited financial statements for the fiscal year ended September 30, 2007 all prepared in accordance with Section 6.01(a) of the Second Lien Credit Agreement, which such draft audited financial statements will only require the delivery of a mutually acceptable waiver and amendment from the First Lien Lenders and the Second Lien Lenders with respect to the Existing Events of Default in order for the audit to be finalized and accompanied by an unqualified opinion of Holdings’ auditor;

(ii)                                  unaudited copies of Holdings’ and its Subsidiaries quarterly financial statements for the fiscal quarter ended December 31, 2007, all prepared in accordance with Section 6.01(b) of the First Lien Credit Agreement;

(iii)          updated copies of all financial information previously provided under Sections 6.01(b) and 6.01(c) of the Second Lien Credit Agreement (in each case, together with the related Compliance Certificate referred to in Section 6.02(b) of the Second Lien Credit Agreement), in each case revised to give effect to the restatement of the financial statements of Holdings and its Subsidiaries relating to the 2007 fiscal year;

(iv)                              updated copies of the historical monthly financial statements for Holdings and its Subsidiaries for the period of October 2006 through the closing date of the Second Lien Credit Agreement;

(v)                                 Compliance Certificates to be delivered in connection with each set of financial statements referenced in Section 1.4(b)(i) and Section 1.4(b)(ii) above;

(vi)                              revised financial projections for fiscal year 2008 and fiscal year 2009, including (i) a financial (cash flow) budget (i.e., a schedule of anticipated revenue and expenditures) prepared on a monthly basis for fiscal year 2008 prepared in accordance with Section 6.01(d) of the Second Lien Credit Agreement, (ii) a

financial (cash flow) budget (i.e., a schedule of anticipated revenue and expenditures) prepared on a quarterly basis for fiscal year 2009 prepared in accordance with Section 6.01(d) of the Second Lien Credit Agreement, (iii) a projected EBITDA run rate for fiscal year 2008 and fiscal year 2009 and (iv) a written assessment by management of the run-rate revenue and run-rate EBITDA by business line, which assessment bridges to the financial information in respect of the period ended March 31, 2007, which such financial information was provided to the Second Lien Lenders prior to closing of, and upon which the Second Lien Lenders relied in entering into the Second Lien Credit Agreement; and

(vii)                           a monthly report that shows projected versus actual comparison of the items listed on the cash flow budget for 2008.

(c)                                  Each Borrower acknowledges and agrees that, upon the failure of any Borrower to satisfy any of the foregoing conditions at any time during the Forbearance Period, the Forbearance Period shall automatically terminate, and each such failure shall immediately constitute an Event of Default under the Second Lien Credit Agreement.  The Second Lien Administrative Agent agrees to provide the Borrowers promptly with notice of the termination of the Forbearance Period; provided, however, that the failure to give such notice shall not affect the automatic termination of the Forbearance Period or its immediate constitution of an Event of Default, and the Borrowers hereby waive any such notice.  Upon termination of the Forbearance Period, the Second Lien Administrative Agent and the Second Lien Lenders, subject to the Intercreditor Agreement, shall be permitted to exercise any and all rights and remedies that exist with respect to the Existing Events of Default.

ARTICLE II

OTHER AGREEMENTS

Section 2.1.                                   Default Interest  During the Forbearance Period, all outstanding Obligations under the Second Lien Credit Agreement shall bear interest at the Default Rate.

Section 2.2.                                   Intercreditor Agreement.  The Second Lien Administrative Agent and the Second Lien Lenders acknowledge and agree that (i) they consent to the first lien forbearance agreement described in Section 3.1(c) hereof and the terms and conditions thereof; (ii) in accordance with the terms and conditions of this Agreement, that, during the Forbearance Period, the Second Lien Administrative Agent shall be prohibited from issuing to the First Lien Administrative Agent the notice contemplated in the definition of “Second Lien Enforcement Date” set forth in the Intercreditor Agreement; (iii) the effectiveness of neither the first lien forbearance agreement described in Section 3.1(c) hereof nor of this Agreement shall constitute, or be deemed to constitute, the commencement of a “Standstill Period” as such term is defined in Section 3.01(a)(i)(A) of the Intercreditor Agreement; (iv) the first lien forbearance agreement described in Section 3.1(c) of hereof constitutes a “delay in or refrain from exercising . . . right[s] or remed[ies] against [the] Borrowers” by the First Lien Administrative Agent and the First Lien Lenders within the meaning of Section 7.03(b)(v) of the Intercreditor Agreement; (v)  the

Intercreditor Agreement remains in full force and effect (including to the extent that it is modified by clause (ii) hereof); and (vi) the First Lien Administrative Agent and the First Lien Lenders are third-party beneficiaries of the Second Lien Administrative Agent and the Second Lien Lenders’ obligations under this Section 2.2.

Section 2.3.                                   Consultant Matters.  Further to their obligations under Sections 6.10 and 10.04 of the Second Lien Credit Agreement, the Borrowers and their Subsidiaries (a) acknowledge and consent to the retention of a third-party consultant or consultants hired on behalf of the Second Lien Lenders (the “Consultant”), (b) acknowledge and agree that they will be responsible for the payment of all fees and expenses of such Consultant, (c) agree to fully cooperate with such Consultant and allow such Consultant to: visit and inspect any of the properties of the Borrowers and their Subsidiaries; examine corporate, financial and operating records of the Borrowers and their Subsidiaries; make copies thereof or abstracts therefrom; and discuss the affairs, finances and accounts of the Borrowers and their Subsidiaries with their respective directors, officers, and independent public accountants, and (d) shall, beginning on February 13, 2008 and on a bi-weekly basis thereafter, provide to the Consultant (to be forwarded to the Second Lien Administrative Agent and the Second Lien Lenders) on a rolling basis a thirteen-week financial (cash-flow) budget (i.e., schedule of anticipated revenue and expenditures) and shall, when they update such budget, also provide to the Consultant (to be forwarded to the Second Lien Administrative Agent and the Second Lien Lenders) a schedule that shows a projected versus actual comparison of the items set forth in the budget over the course of (i) the preceding two weeks; and (ii) the period beginning on February 18, 2008.

Section 2.4.                                   Modification of Maturity Date.  In the event that the Borrowers, the First Lien Lenders and the Second Lien Lenders do not reach a mutually acceptable waiver and amendment with respect to the Existing Events of Default by the expiration or termination of the Forbearance Period (as such may be extended in accordance with the terms and conditions hereof to the Extended Forbearance Period Termination Date or as such Extended Forbearance Period Termination Date may be extended by the Required Lenders under each of the First Lien Credit Agreement and the Second Lien Credit Agreement), the Maturity Date under the Second Lien Credit Agreement shall be June 30, 2008.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

Section 3.1.                                   Conditions Precedent.  This Agreement shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(a)                                  the Second Lien Administrative Agent shall have received duly executed counterparts of this Agreement from each of the Borrowers, the Guarantors and the Second Lien Lenders;

(b)                                 the Borrowers shall have paid all professional fees and expenses of the Second Lien Administrative Agent and the Second Lien Lenders in connection with this

Agreement, the Loan Documents and the transactions contemplated hereby (including all fees and expenses of Winston & Strawn LLP in its capacity as counsel to the Second Lien Administrative Agent and the Arranger); pursuant to wire transfer instructions to be provided by the First Lien Administrative Agent.

(c)                                  the First Lien Administrative Agent and the First Lien Lenders shall have entered into a forbearance agreement with the Borrowers;

(d)                                 that certain fee letter among the Borrowers, Banc of America Securities, LLC and Bank of America, N.A. dated January 28, 2008 (the “Fee Letter”) shall have been executed and delivered by the Borrowers and the Borrowers shall be in compliance with their obligations thereunder as of the date thereof; and

(e)                                  the Borrowers shall have paid a forbearance fee (the “Forbearance Fee”) in an amount equal to 50 basis points times the aggregate outstanding principal amount of the Term Loan as of the effective date of this Agreement).

(f)                                    In furtherance of the Borrowers’ obligations under Section 10.04(a) of the Second Lien Credit Agreement, the Borrowers shall have paid, to Winston & Strawn LLP, counsel to the Second Lien Administrative Agent, $75,000.00 in immediately available funds (pursuant to wire transfer instructions to be provided by the Second Lien Administrative Agent) as payment for future services to be provided by Winston & Strawn LLP to the Second Lien Administrative Agent in connection with the Loans, this Agreement, the Second Lien Credit Agreement and the other Loan Documents.

(g)                                 In furtherance of the Borrowers’ obligations under Section 10.04(a) of the Second Lien Credit Agreement, the Borrowers shall have paid, to the Consultant $40,000 in immediately available funds (pursuant to wire transfer instructions to be provided by the Second Lien Administrative Agent) as payment for future services to be provided by the Consultant to the Second Lien Administrative Agent in connection with the Loans, this Agreement, the Second Lien Credit Agreement and the other Loan Documents.

ARTICLE IV

MISCELLANEOUS

Section 4.1.                                   Representations and Warranties.  Each Loan Party hereby represents and warrants to the Second Lien Administrative Agent and the Second Lien Lenders that (a) each Loan Party has the legal power and authority to execute and deliver this Agreement; (b) the officers of each Loan Party executing this Agreement have been duly authorized to execute and deliver the same and bind each Loan Party with respect to the provisions hereof; (c) the execution and delivery hereof by each Loan Party and the performance and observance by each Loan Party of the provisions hereof do not violate or conflict with any organizational document of any Loan Party or any law applicable to any Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Loan Party; (d) except with respect to the Existing Events of Default, no Default or Event of Default exists under the Second Lien Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) no Loan Party is aware of any claim or offset against, or defense or counterclaim to, any Loan Party’s obligations or liabilities under the Second Lien Credit Agreement or any other Loan Document; (f) this Agreement and each document executed by each Loan Party in connection herewith (including, without limitation, the Fee Letter) constitute valid and binding obligations of the applicable Loan Party in every respect, enforceable in accordance with their terms; and (g) no Loan Party has received a notice of default of any kind from any material account debtor or any counterparty to a Material Contract and no material account debtor or counterparty to a Material Contract has asserted any right of set-off, deduction or counterclaim with respect to any account or such Material Contract, respectively.

Section 4.2.                                   Release.  Each Loan Party hereby waives and releases the Second Lien Administrative Agent and the Second Lien Lenders and their respective directors, officers, employees, agents, attorneys, affiliates and subsidiaries (each a “Releasee”) from any and all claims, offsets, defenses and counterclaims, known and unknown, that any Loan Party may have as of the date of this Agreement based upon, relating to, or arising out of the Obligations and related transactions in any way.  Each Loan Party intends the foregoing release to cover, encompass, release and extinguish, among other things, all claims and matters that might otherwise be reserved by California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Notwithstanding the foregoing, this Section 4.2 shall not constitute a release of the obligations of the Second Lien Administrative Agent or any Second Lien Lender under the Loan Documents, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

Section 4.3.                                   Covenant Not to Sue.  Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Loan Party pursuant to Section 4.2 above.  If any Loan Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Section 4.4.                                   Loan Documents Unaffected.  Except as otherwise specifically provided herein, all provisions of the Second Lien Credit Agreement (including without limitation, Section 10.07 thereof) and the other Loan Documents (including, without limitation, the Intercreditor Agreement) shall remain in full force and effect and be unaffected hereby.  The parties hereto acknowledge and agree that this Agreement constitutes a “Loan Document” under the terms of the Second Lien Credit Agreement.

Section 4.5.                                   Guarantor Acknowledgement.  Each Guarantor, by signing this Agreement:

(a)           consents and agrees to and acknowledges the terms of this Agreement;

(b)           acknowledges and agrees that all of the Loan Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement;

(c)           represents and warrants to the Second Lien Administrative Agent and the Second Lien Lenders that all representations and warranties made by such Guarantor and contained in this Agreement or any other Loan Document to which it is a party are true and correct in all material respects (other than such representations and warranties that are untrue or otherwise inaccurate solely and directly as a result of the Existing Events of Default) on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date; and

(d)           acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Second Lien Credit Agreement or any other Loan Document to which such Guarantor is a party to consent to the terms of this Agreement and (ii) nothing in the Second Lien Credit Agreement, this Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the Second Lien Credit Agreement.

Section 4.6.                                   No Other Promises or Inducements.  There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Agreement other than those that are set forth in this Agreement.  This Agreement has been entered into by each Borrower and each Guarantor freely, voluntarily, with full knowledge, and without duress, and, in executing this Agreement, neither any Borrower nor any Guarantor is relying on any other representations, either written or oral, express or implied, made to any Borrower or any Guarantor by the Second Lien Administrative Agent.  Each Borrower and each Guarantor agrees that the consideration received by the Borrowers under this Agreement has been actual and adequate.

Section 4.7.                                   No Course of Dealing.  Each Loan Party acknowledges and agrees that, (a) this Agreement is not intended to, nor shall it, establish any course of dealing between the Loan Parties, the Second Lien Administrative Agent and the Second Lien Lenders that is inconsistent with the express terms of the Second Lien Credit Agreement or any other Loan Document, (b) notwithstanding any course of dealing between the Loan Parties, the Second Lien Administrative Agent and the Second Lien Lenders prior to the date hereof, except as set forth herein, the Second Lien Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Agreement and the Second Lien Credit Agreement, and (c) except with respect to the limited forbearance granted herein specifically relating to the Existing Events of Default and as set forth in the Intercreditor Agreement, neither the Second

Lien Administrative Agent nor any Second Lien Lender shall be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default.  Nothing herein modifies the agreements among the Second Lien Administrative Agent and the Second Lien Lenders with respect to the exercise of their respective rights and remedies under the terms of the Second Lien Credit Agreement.

Section 4.8.                                   No Waiver.  Each Loan Party acknowledges and agrees that (a) except as expressly provided herein, this Agreement shall not operate as a waiver of any right, power or remedy of the Second Lien Administrative Agent or the Second Lien Lenders under the Second Lien Credit Agreement or any Loan Document, nor shall it constitute a continuing waiver at any time, (b) the Second Lien Lenders shall not have any obligation to extend the term of the Forbearance Period, (c) nothing herein shall be deemed to constitute a waiver of any Default or Event of Default, including the Existing Events of Default, and, except as expressly provided herein, nothing herein shall in any way prejudice the rights and remedies of the Second Lien Administrative Agent or the Second Lien Lenders under the Second Lien Credit Agreement, any Loan Document or applicable law.  In addition, the Second Lien Administrative Agent shall have the right to waive any condition or conditions set forth in this Agreement, the Second Lien Credit Agreement or any Loan Document, in its sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that the Second Lien Administrative Agent may have against any Loan Party.

Section 4.9.                                   Survival.  All representations, warranties, covenants, agreements, releases and waivers made by or on behalf of any Loan Party under this Agreement shall survive and continue after the expiration or termination of the Forbearance Period.

Section 4.10.                             No Waiver of Rights. No waiver shall be deemed to be made by any party hereunder of any of its rights hereunder unless the same shall be in writing signed on behalf of such party.

Section 4.11.                             Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.12.                             Entire Agreement.  This Agreement (together with the Fee Letter) sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

Section 4.13.                             Counterparts.  This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts and by facsimile signature, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

Section 4.14.                             Severability Of Provisions; Captions; Attachments.  Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement.  Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof.

Section 4.15.                             JURY TRIAL WAIVER.  EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THEM, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date referenced in the first paragraph of this Agreement.

PROSPECT MEDICAL HOLDINGS, INC.

By:
Name:
Title:

PROSPECT MEDICAL GROUP, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A
as Second Lien Administrative Agent

By:
Name:
Title:

as a Lender

By:
Name:
Title:

as a Lender

By:
Name:
Title:

Each of the undersigned acknowledges the terms of and consents to the foregoing:

GUARANTORS:

SIERRA MEDICAL MANAGEMENT, INC.

By:
Name:
Title:

PROSPECT MEDICAL SYSTEMS, INC.

By:
Name:
Title:

PROSPECT HOSPITAL ADVISORY SERVICES, INC.

By:
Name:
Title:

PROSPECT ADVANTAGE NETWORK, INC.

By:
Name:
Title:

PROSPECT HOSPITALS SYSTEM, LLC

By:
Name:
Title:

ALTA HOLLYWOOD HOSPITALS, INC.

By:
Name:
Title:

ALTA LOS ANGELES HOSPITALS, INC.

By:
Name:
Title:

PROMED HEALTH CARE ADMINISTRATORS

By:
Name:
Title:

PINNACLE HEALTH RESOURCES

By:
Name:
Title:

PROSPECT PHYSICIAN ASSOCIATES, INC.

By:
Name:
Title:

PROSPECT HEALTH SOURCE MEDICAL GROUP, INC.

By:
Name:
Title:

PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC.

By:
Name:
Title:

NUESTRA FAMILIA MEDICAL GROUP, INC.

By:
Name:
Title:

APAC MEDICAL GROUP, INC.

By:
Name:
Title:

PROSPECT NWOC MEDICAL GROUP, INC.

By:
Name:
Title:

SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION

By:
Name:
Title:

STARCARE MEDICAL GROUP, INC.

By:
Name:
Title:

PEGASUS MEDICAL GROUP, INC.

By:
Name:
Title:

ANTELOPE VALLEY MEDICAL ASSOCIATES, INC.

By:
Name:
Title:

SANTA ANA/TUSTIN PHYSICIANS GROUP, INC.

By:
Name:
Title:

PROMED HEALTH SERVICES COMPANY

By:
Name:
Title:

GENESIS HEALTHCARE OF SOUTHERN CALIFORNIA, INC., A MEDICAL GROUP

By:
Name:
Title:

POMONA VALLEY MEDICAL GROUP, INC.

By:
Name:
Title:

UPLAND MEDICAL GROUP, A PROFESSIONAL MEDICAL CORPORATION

By:
Name:
Title:

DR. TERNER:

Jacob Y. Terner, M.D.

EXHIBIT A

OUTSTANDING INDEBTEDNESS

As of February 11, 2008:

Second Lien Term Loan	$50,000,000.00

A-1

EXHIBIT B

EXISTING EVENTS OF DEFAULT

JANUARY 28TH EVENTS OF DEFAULT

1.             Failure of the Borrowers to deliver by January 28, 2008 to the Second Lien Administrative Agent and the Second Lien Lenders the financial statements and other reports and information required under Section 6.01(a) of the Second Lien Credit Agreement (Event of Default under Section 8.01(b) of the Second Lien Credit Agreement)

2.             Failure of the Borrowers to deliver by January 28, 2008 to the Second Lien Administrative Agent and the Second Lien Lenders the accountants certificate and the Compliance Certificate required under Sections 6.02(a) and (b) of the Second Lien Credit Agreement (Events of Default under Section 8.01(b) of the Second Lien Credit Agreement)

ANTICIPATED EVENTS OF DEFAULT

1.             Failure of the Borrowers to deliver by February 14, 2008 to the Second Lien Administrative Agent and the Second Lien Lenders the financial statements and other reports and information required under Section 6.01(b) of the Second Lien Credit Agreement (Event of Default under Section 8.01(b) of the Second Lien Credit Agreement)

2.             Failure of the Borrowers to deliver by February 14, 2008 to the Second Lien Administrative Agent and the Second Lien Lenders the Compliance Certificate required under Sections 6.02(b) of the Second Lien Credit Agreement (Events of Default under Section 8.01(b) of the Second Lien Credit Agreement)

3.             Failure of the Borrowers to comply with the financial covenants set forth in Sections 7.11(a) and (b) of the Second Lien Credit Agreement (Events of Default under Section 8.01(b) of the Second Lien Credit Agreement) for the fiscal year ended September 30, 2007 and for the fiscal quarter ended December 31, 2007.